SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 April 28, 2005

                              Moldflow Corporation
                              --------------------
               (Exact name of registrant as specified in charter)


          Delaware                      000-30027                 04-3406763
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
      of incorporation)                                      identification no.)


                     430 Boston Post Road, Wayland, MA 01778
              -----------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (508) 358-5848

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Item 2.02. Results of Operations and Financial Condition

The information disclosed under this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

On April 28, 2005, Moldflow Corporation issued a press release regarding the quarter ended March 26, 2005. The full text of the press release is furnished as
Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)  Exhibits:

Exhibit 99.1 - Press Release issued by Moldflow Corporation dated April 28,
               2005.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MOLDFLOW CORPORATION


Date: April 28, 2005                   By:    /s/ Christopher L. Gorgone
                                              ----------------------------------
                                       Name:  Christopher L. Gorgone
                                       Title: Executive Vice President and Chief
                                              Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

   99.1       Press Release issued by Moldflow Corporation dated April 28, 2005.